SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              Track 'n Trail, Inc.
                     --------------------------------------
                     (Exact name of registrant as specified
                                 in its charter)


               Delaware                                     91-1778085
       -----------------------                          -------------------
       (State of incorporation                           (I.R.S. Employer
          or organization)                              Identification No.)


                              4961-A Windplay Drive
                            El Dorado Hills, CA 95762
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Exchange Act:


       Title of each class              Name of each exchange on which
       to be so registered              each class is to be registered
       -------------------              ------------------------------

              None                                   None


If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective
pursuant to General Instruction A.(c), check the following box.             / /

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective
pursuant to General Instruction A.(d), check the following box.             /X/

Securities Act of 1933 registration statement file number to which this form relates: 333-23195

Securities to be registered pursuant to Section 12(g) of the Exchange Act:


                     Common Stock, $.01 par value per share
                     --------------------------------------
                                (Title of class)

Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

         In response to this item, incorporated by reference is the description of the Common Stock, $.01 par value per share (the "Common Stock"), of Track 'n Trail, Inc., a Delaware corporation (the "Registrant"), contained under the caption "Description of Capital Stock" in the Prospectus (Subject to Completion) dated September 15, 1997 that forms a part of the Registrant's Registration Statement on Form S-1 (the "Registration Statement")(Commission File No. 333-23195). If such description is subsequently amended, the description as subsequently amended is hereby incorporated by reference.


Item 2.  Exhibits.
         --------

         The following exhibits are filed as a part of this registration statement:

         1. Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1(a) to the Registration Statement, filed March 12, 1997).

         2. Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1(b) to the Registration Statement, filed September 15, 1997).

         3. Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.2(a) to the Registration Statement, filed March 12,
               1997).

         4. Form of Amended and Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.2(b) to the Registration Statement, filed September 15, 1997).

         5. Form of Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 to the Registration Statement, filed August 26, 1997).


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


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

         Dated:  September 24, 1997.

                                      TRACK 'N TRAIL, INC.


                                      By  /s/ Daniel J. Nahmens
                                        -------------------------------------
                                        Daniel J. Nahmens
                                        Vice President-Finance, Chief Financial
                                        Officer and Treasurer


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


                                INDEX TO EXHIBITS
                                -----------------


   Exhibit
   Number                                    Exhibit
   -------                                   -------

       1. Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1(a) to the Registration Statement, filed March 12, 1997).

       2. Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1(b) to the Registration Statement, filed September 15,
                    1997).

       3. Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.2(a) to the Registration Statement, filed March 12, 1997).

       4. Form of Amended and Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.2(b) to the Registration Statement, filed September 15, 1997).

       5. Form of Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 to the Registration Statement, filed August 26, 1997).


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